Exhibit 99

Wells Fargo & Company's financial results for the quarter ended September 30,
1999

     Wells Fargo & Company today reported net income of $962 million for the third quarter of 1999, compared with $742 million for the third quarter of 1998, an increase of 30 percent. Net income for the first nine months of 1999 was $2,777 million, an increase of 30 percent over the same period a year ago. Diluted earnings per common share were $.57 for the third quarter of 1999 and $1.65 for the first nine months of 1999, compared with $.45 and $1.29 for the same periods of 1998. Return on average assets was 1.88 percent for the third quarter of 1999 and 1.85 percent for the first nine months of 1999, compared with 1.58 percent and 1.55 percent for the same periods a year ago. Return on average common equity was 17.97 percent for the third quarter of 1999 and 17.60 percent for the first nine months of 1999, compared with 14.72 percent and 14.55 percent for the same periods of 1998.

     Diluted cash earnings were $.65 per share for the third quarter of 1999 and $1.89 per share for the first nine months of 1999, compared with $.53 per share and $1.55 per share for the same periods of 1998. Cash return on average assets was 2.24 percent for the third quarter of 1999 and 2.22 percent for the first nine months of 1999, compared with 1.97 percent and
1.95 percent for the same periods a year ago. Cash return on average tangible common equity was 34.33 percent for the third quarter of 1999 and
34.04 percent for the first nine months of 1999, compared with 31.47 percent and 32.02 percent for the same periods of 1998. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible (related primarily to the 1996 acquisition of First Interstate Bancorp).

     "The successful merger of equals of Norwest and Wells Fargo and the complementary strengths of both organizations now have produced impressive earnings momentum across our new company for the third consecutive quarter," said Dick Kovacevich, president and chief executive officer. "We're particularly pleased with the virtually flawless conversion to common systems that our team members achieved recently for our 170,000 banking households in New Mexico, the first of our 21 banking states to convert over the next year and a half."

     Net interest income on a taxable-equivalent basis was $2,399 million in the third quarter of 1999, compared with $2,278 million for the same quarter a year ago and $7,007 million for the first nine months of 1999, compared with $6,734 million for the same period a year ago. The net interest margin was 5.73 percent for the third quarter of 1999 and 5.67 percent for the first nine months of 1999, compared with 5.88 percent and 5.86 percent in the same periods of 1998. The decrease in the net interest margin for both the third quarter and the first nine months was primarily due to higher balances of lower yielding investment securities and lower yields on consumer loans and commercial real estate mortgages partially offset by decreased rates on consumer deposits.

     Noninterest income in the third quarter of 1999 was $1,809 million, compared with $1,621 million in the same quarter of 1998, an increase of 12 percent. For the first nine months of 1999, noninterest income was $5,350 million, compared with $4,870 million in the same period of 1998, an increase of 10 percent. The increase for the third quarter of 1999 was mostly due to higher net mortgage servicing fees and higher venture capital gains partially offset by gains on sales of mortgages in the third quarter of 1998. The increase for the first nine months of 1999 was primarily due to higher net mortgage servicing fees, venture capital gains and trust and investment fees and commissions.

     Noninterest expense was $2,418 million in the third quarter of 1999, compared with $2,347 million in the same quarter of 1998. In the first nine months of 1999, noninterest expense was $7,124 million, compared with $7,097 million in the same period of 1998. The efficiency ratio improved to 57.7 percent for the third quarter of 1999 and 57.9 percent for the first nine months of 1999, compared with 60.4 percent and 61.4 percent for the same periods a year ago.

     The provision for loan losses was $240 million for the third quarter of 1999, compared with $307 million for the same period in 1998. Net charge-offs totaled $241 million, or .85 percent of average loans (annualized), in the third quarter of 1999. Net charge-offs totaled $318 million, or 1.18 percent of average loans (annualized), for the third quarter of 1998. For the nine months ended September 30, 1999 the loan loss provision was $770 million and net charge-offs totaled $775 million, or .94 percent of average loans (annualized), compared with a loan loss provision of $921 million and net charge-offs of $931 million, or 1.18 percent of average loans (annualized) for the same period of 1998.

     At September 30, 1999, the allowance for loan losses of $3,167 million was 2.76 percent of total loans, compared with 2.90 percent at December 31, 1998 and 2.94 percent at September 30, 1998. Total nonaccrual and restructured loans were $698 million at September 30, 1999, compared with $710 million at December 31, 1998 and $722 million at September 30, 1998.

________________

The following appears in accordance with the Securities Litigation Reform Act:

This discussion of financial results may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors--many of which are beyond the Company's control--could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 1999, describe some of these factors, including certain credit, market, operational, liquidity, interest rate, and Year 2000 risks associated with the Company's business and operations. Other factors described in the Company's June 30, 1999 Form 10-Q include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation, the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other mergers and acquisitions.

There are other factors besides these that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements or otherwise affect in the future the Company's business, results of operations and financial condition.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                             Nine months
                                                             ended Sept. 30,       %                 ended Sept. 30,      %
                                                      ---------------------                   ---------------------
(in millions, except per share amounts)                   1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                            $    962     $    742       30 %       $  2,777      $  2,144      30 %
Net income applicable to common stock                      953          733       30            2,751         2,118      30

Earnings per common share                             $    .58     $    .45       29         $   1.67      $   1.31      27
Diluted earnings per common share                          .57          .45       27             1.65          1.29      28

Dividends declared per common share                        .20         .185        8             .585          .515      14

Average common shares outstanding                      1,648.6      1,617.3        2          1,649.0       1,614.4       2
Diluted average common shares outstanding              1,667.1      1,640.7        2          1,667.9       1,637.3       2

Profitability ratios (annualized)
  Net income to average total assets (ROA)                1.88%        1.58%      19             1.85%         1.55%     19
  Net income applicable to common stock to
    average common stockholders' equity (ROE)            17.97        14.72       22            17.60         14.55      21

Total revenue                                         $  4,191     $  3,884        8         $ 12,309      $ 11,559       6

Efficiency ratio (1)                                      57.7%        60.4%      (4)            57.9%         61.4%     (6)

Average loans                                         $112,262     $106,553        5         $109,714      $105,830       4
Average assets                                         202,972      186,634        9          200,694       185,187       8
Average core deposits                                  126,759      123,720        2          127,481       122,449       4

Net interest margin                                       5.73%        5.88%      (3)            5.67%         5.86%     (3)

NET INCOME AND RATIOS EXCLUDING
  GOODWILL AND NONQUALIFYING CORE DEPOSIT
  INTANGIBLE AMORTIZATION AND BALANCES
  ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock                 $  1,087     $    872       25         $  3,149      $  2,534      24
Earnings per common share                                  .66          .54       22             1.91          1.57      22
Diluted earnings per common share                          .65          .53       23             1.89          1.55      22
ROA                                                       2.24%        1.97%      14             2.22%         1.95%     14
ROE                                                      34.33        31.47        9            34.04         32.02       6
Efficiency ratio                                          54.1         56.3       (4)            54.2          57.2      (5)

AT PERIOD END
Securities available for sale                         $ 36,906     $ 32,210       15         $ 36,906      $ 32,210      15
Loans                                                  114,709      107,692        7          114,709       107,692       7
Allowance for loan losses                                3,167        3,170       --            3,167         3,170      --
Goodwill                                                 7,620        7,758       (2)           7,620         7,758      (2)
Assets                                                 207,060      195,863        6          207,060       195,863       6
Core deposits                                          125,160      123,792        1          125,160       123,792       1
Common stockholders' equity                             21,722       20,096        8           21,722        20,096       8
Stockholders' equity                                    22,182       20,558        8           22,182        20,558       8

Capital ratios
  Common stockholders' equity to assets                  10.49%       10.26%       2            10.49%        10.26%      2
  Stockholders' equity to assets                         10.71        10.50        2            10.71         10.50       2
  Risk-based capital (3)
    Tier 1 capital                                        8.65         8.20        5             8.65          8.20       5
    Total capital                                        11.20        11.07        1            11.20         11.07       1
  Leverage (3)                                            7.20         7.00        3             7.20          7.00       3

Book value per common share                           $  13.17     $  12.40        6         $  13.17      $  12.40       6

Staff (active, full-time equivalent)                    89,528       89,719       --           89,528        90,719      --

COMMON STOCK PRICE
High                                                  $  45.31     $  39.75       14         $  45.31      $  43.88       3
Low                                                      36.44        27.50       33            32.13         27.50      17
Period end                                               39.63        36.00       10            39.63         36.00      10

---------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pretax amount for the average balance of nonqualifying CDI was $1,301 million for the quarter ended September 30, 1999 and $1,345 million for the nine months ended September 30, 1999. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $27 million and $807 million, respectively, for the quarter ended September 30, 1999 and $84 million and $834 million, respectively, for the nine months ended September 30, 1999. Goodwill amortization and average balance (which are not tax effected) were $106 million and $7,674 million, respectively, for the quarter ended September 30, 1999 and $314 million and $7,688 million, respectively, for the nine months ended September 30, 1999.
(3)  The September 30, 1999 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                             Nine months
                                                             ended Sept. 30,       %                ended  Sept. 30,      %
                                                      ---------------------                   ---------------------
(in millions, except per share amounts)                   1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Securities available for sale                         $    586     $    424       38 %       $  1,612      $  1,330      21 %
Mortgages held for sale                                    198          230      (14)             671           609      10
Loans held for sale                                         80           93      (14)             280           274       2
Loans                                                    2,725        2,702        1            7,912         8,046      (2)
Other interest income                                       52           79      (34)             150           199     (25)
                                                      --------     --------                  --------      --------
     Total interest income                               3,641        3,528        3           10,625        10,458       2
                                                      --------     --------                  --------      --------
INTEREST EXPENSE
Deposits                                                   679          788      (14)           2,075         2,340     (11)
Short-term borrowings                                      226          195       16              635           558      14
Long-term debt                                             338          266       27              911           804      13
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                     16           16       --               45            67     (33)
                                                      --------     --------                  --------      --------
     Total interest expense                              1,259        1,265       --            3,666         3,769      (3)
                                                      --------     --------                  --------      --------
NET INTEREST INCOME                                      2,382        2,263        5            6,959         6,689       4
Provision for loan losses                                  240          307      (22)             770           921     (16)
                                                      --------     --------                  --------      --------
Net interest income after
   provision for loan losses                             2,142        1,956       10            6,189         5,768       7
                                                      --------     --------                  --------      --------
NONINTEREST INCOME
Service charges on deposit accounts                        385          356        8            1,096           993      10
Trust and investment fees and commissions                  317          267       19              932           794      17
Credit card fee revenue                                    138          136        1              395           384       3
Other fees and commissions                                 258          241        7              763           695      10
Mortgage banking                                           318          275       16              969           854      13
Insurance                                                   95           73       30              299           278       8
Net venture capital gains                                  162            4       --              287           116     147
Net (losses) gains on securities available for sale         (2)          76       --               19           161     (88)
Other                                                      138          193      (28)             590           595      (1)
                                                      --------     --------                  --------      --------
     Total noninterest income                            1,809        1,621       12            5,350         4,870      10
                                                      --------     --------                  --------      --------
NONINTEREST EXPENSE
Salaries                                                   776          730        6            2,251         2,132       6
Incentive compensation                                     124          164      (24)             393           449     (12)
Employee benefits                                          208          167       25              624           543      15
Equipment                                                  193          192        1              566           572      (1)
Net occupancy                                              205          188        9              576           564       2
Goodwill                                                   106          108       (2)             314           317      (1)
Core deposit intangible                                     49           58      (16)             151           183     (17)
Net losses (gains) on dispositions of premises
   and equipment                                             6            7      (14)              (5)           55      --
Other                                                      751          733        2            2,254         2,282      (1)
                                                      --------     --------                  --------      --------
     Total noninterest expense                           2,418        2,347        3            7,124         7,097      --
                                                      --------     --------                  --------      --------
INCOME BEFORE INCOME TAX EXPENSE                         1,533        1,230       25            4,415         3,541      25
Income tax expense                                         571          488       17            1,638         1,397      17
                                                      --------     --------                  --------      --------
NET INCOME                                            $    962     $    742       30 %       $  2,777      $  2,144      30 %
                                                      ========     ========     ====         ========      ========     ===
NET INCOME APPLICABLE TO
   COMMON STOCK                                       $    953     $    733       30 %       $  2,751      $  2,118      30 %
                                                      ========     ========     ====         ========      ========     ===
EARNINGS PER COMMON SHARE                             $    .58     $    .45       29 %       $   1.67      $   1.31      27 %
                                                      ========     ========     ====         ========      ========     ===
DILUTED EARNINGS PER COMMON SHARE                     $    .57     $    .45       27 %       $   1.65      $   1.29      28 %
                                                      ========     ========     ====         ========      ========     ===
DIVIDENDS DECLARED PER COMMON SHARE                   $    .20     $   .185        8 %       $   .585      $   .515      14 %
                                                      ========     ========     ====         ========      ========     ===
Average common shares outstanding                      1,648.6      1,617.3        2 %        1,649.0       1,614.4       2 %
                                                      ========     ========     ====         ========      ========     ===
Diluted average common shares outstanding              1,667.1      1,640.7        2 %        1,667.9       1,637.3       2 %
                                                      ========     ========     ====         ========      ========     ===
---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % Change
                                                                                                        Sept. 30, 1999 from
                                                                                                       --------------------
                                                               SEPT. 30,     Dec. 31,    Sept. 30,     Dec. 31,    Sept. 30,
(in millions, except shares)                                       1999         1998         1998         1998         1998
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                        $ 12,011     $ 12,731     $ 10,985           (6)%          9 %
Federal funds sold and securities
  purchased under resale agreements                               1,556        1,517        1,950            3          (20)
Securities available for sale                                    36,906       31,997       32,210           15           15
Mortgages held for sale                                           9,850       19,770       15,469          (50)         (36)
Loans held for sale                                               4,661        5,322        5,058          (12)          (8)

Loans                                                           114,709      107,994      107,692            6            7
Allowance for loan losses                                         3,167        3,134        3,170            1           --
                                                               --------     --------     --------
     Net loans                                                  111,542      104,860      104,522            6            7
                                                               --------     --------     --------

Mortgage servicing rights                                         4,341        3,080        2,725           41           59
Premises and equipment, net                                       3,124        3,130        3,279           --           (5)
Core deposit intangible                                           1,334        1,510        1,555          (12)         (14)
Goodwill                                                          7,620        7,664        7,758           (1)          (2)
Interest receivable and other assets                             14,115       10,894       10,352           30           36
                                                               --------     --------     --------

     Total assets                                              $207,060     $202,475     $195,863            2 %          6 %
                                                               ========     ========     ========          ===          ===

LIABILITIES
Noninterest-bearing deposits                                   $ 41,872     $ 46,732     $ 40,951          (10)%          2 %
Interest-bearing deposits                                        89,685       90,056       89,000           --            1
                                                               --------     --------     --------
     Total deposits                                             131,557      136,788      129,951           (4)           1
Short-term borrowings                                            19,248       15,897       17,570           21           10
Accrued expenses and other liabilities                            8,377        8,537        8,616           (2)          (3)
Long-term debt                                                   24,911       19,709       18,486           26           35
Guaranteed preferred beneficial interests
  in Company's subordinated debentures                              785          785          682           --           15

STOCKHOLDERS' EQUITY
Preferred stock                                                     560          547          552            2            1
Unearned ESOP shares                                               (100)         (84)         (90)          19           11
                                                               --------     --------     --------
     Total preferred stock                                          460          463          462           (1)          --
Common stock - $1-2/3 par value,
  authorized 4,000,000,000  shares;
  issued 1,666,095,265 shares, 1,661,392,590 shares
  and 1,635,821,810 shares                                        2,777        2,769        2,726           --            2
Additional paid-in capital                                        8,769        8,673        7,921            1           11
Retained earnings                                                10,625        9,045        9,552           17           11
Cumulative other comprehensive income                               242          463          462          (48)         (48)
Note receivable from ESOP                                            (1)          (3)          (4)         (67)         (75)
Treasury stock - 16,331,628 shares,
  17,334,787 shares and 15,309,106 shares                          (690)        (651)        (561)           6           23
                                                               --------     --------     --------
     Total stockholders' equity                                  22,182       20,759       20,558            7            8
                                                               --------     --------     --------
     Total liabilities and stockholders' equity                $207,060     $202,475     $195,863            2 %          6 %
                                                               ========     ========     ========          ===          ===
---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY


-------------------------------------------------------------------------------------------------------------------
                                                                                         Nine months ended Sept. 30,
                                                                                         --------------------------
(in millions)                                                                                 1999             1998
-------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                               $20,759          $19,778
Net income                                                                                   2,777            2,144
Other comprehensive income (loss), net of tax:
   Change in foreign currency translation adjustments                                            3               (2)
   Change in investment securities valuation allowance                                        (224)              --
Common stock issued                                                                            522               63
Common stock issued for acquisitions                                                            67              300
Common stock repurchased                                                                      (777)            (944)
Preferred stock released to ESOP                                                                60               26
Preferred stock dividends                                                                      (27)             (26)
Common stock dividends                                                                        (964)            (725)
Cash payments received on notes receivable from ESOP                                             2                8
Increase in Rabbi trust assets (classified as treasury stock)                                  (16)             (64)
                                                                                           -------          -------
BALANCE, END OF PERIOD                                                                     $22,182          $20,558
                                                                                           =======          =======
-------------------------------------------------------------------------------------------------------------------


LOANS

-------------------------------------------------------------------------------------------------------------------
                                                                    SEPT. 30,            Dec. 31,          Sept. 30,
(in millions)                                                           1999                1998               1998
-------------------------------------------------------------------------------------------------------------------
Commercial                                                          $ 37,222            $ 35,450           $ 35,012
Real estate 1-4 family first mortgage                                 12,375              11,496             12,333
Other real estate mortgage                                            17,653              16,668             16,240
Real estate construction                                               4,381               3,790              3,748
Consumer:
   Real estate 1-4 family junior lien mortgage                        12,171              11,128             11,057
   Credit card                                                         5,347               5,795              5,686
   Other revolving credit and monthly payment                         16,709              15,809             16,215
                                                                    --------            --------           --------
      Total consumer                                                  34,227              32,732             32,958
Lease financing                                                        7,292               6,380              5,994
Foreign                                                                1,559               1,478              1,407
                                                                    --------            --------           --------

      Total loans (net of unearned discount)                        $114,709            $107,994           $107,692
                                                                    ========            ========           ========
-------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES


---------------------------------------------------------------------------------------------------------------------------
                                                                                    Quarter ended         Nine months ended
                                                               ----------------------------------     ---------------------
                                                               SEPT. 30,     June 30,    Sept. 30,    SEPT. 30,    Sept. 30,
(in millions)                                                      1999         1999         1998         1999         1998
---------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                     $3,165       $3,161       $3,098      $ 3,134      $ 3,062

Allowance related to business combinations, net                       3            5           83           38          118

Provision for loan losses                                           240          260          307          770          921

Loan charge-offs:
  Commercial                                                       (116)        (111)         (67)        (308)        (189)
  Real estate 1-4 family first mortgage                              (3)         (18)          (6)         (22)         (18)
  Other real estate mortgage                                         (8)          (4)         (23)         (20)         (42)
  Real estate construction                                           --           (1)          --           (1)          (2)
  Consumer:
    Real estate 1-4 family junior lien mortgage                      (7)          (6)          (5)         (22)         (18)
    Credit card                                                     (93)         (96)        (127)        (299)        (409)
    Other revolving credit and monthly payment                     (122)        (109)        (158)        (358)        (493)
                                                                 ------       ------       ------       ------       ------
       Total consumer                                              (222)        (211)        (290)        (679)        (920)
  Lease financing                                                    (9)         (10)         (11)         (30)         (35)
  Foreign                                                           (18)         (24)         (25)         (57)         (47)
                                                                 ------       ------       ------       ------       ------
         Total loan charge-offs                                    (376)        (379)        (422)      (1,117)      (1,253)
                                                                 ------       ------       ------       ------       ------

Loan recoveries:
  Commercial                                                         48           23           18           84           60
  Real estate 1-4 family first mortgage                               3            2            4            6            9
  Other real estate mortgage                                          4           12           27           33           68
  Real estate construction                                           --            4            1            4            3
  Consumer:
    Real estate 1-4 family junior lien mortgage                       3            4            1           10            5
    Credit card                                                      10           13           14           36           44
    Other revolving credit and monthly payment                       60           53           31          149          112
                                                                 ------       ------       ------       ------       ------
       Total consumer                                                73           70           46          195          161
  Lease financing                                                     3            3            4            9           10
  Foreign                                                             4            4            4           11           11
                                                                 ------       ------       ------       ------       ------
         Total loan recoveries                                      135          118          104          342          322
                                                                 ------       ------       ------       ------       ------
           Total net loan charge-offs                              (241)        (261)        (318)        (775)        (931)
                                                                 ------       ------       ------       ------       ------

BALANCE, END OF PERIOD                                           $3,167       $3,165       $3,170       $3,167       $3,170
                                                                 ======       ======       ======       ======       ======
Total net loan charge-offs as a percentage
   of average loans (annualized)                                    .85%         .96%        1.18%         .94%        1.18%
                                                                 ======       ======       ======       ======       ======

Allowance as a percentage of total loans                           2.76%        2.83%        2.94%        2.76%        2.94%
                                                                 ======       ======       ======       ======       ======
---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS


-------------------------------------------------------------------------------------------------------------------
                                                                   SEPT. 30,            Dec. 31,           Sept. 30,
(in millions)                                                          1999                1998                1998
-------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                                       $697                $709                $721
Restructured loans                                                        1                   1                   1
                                                                       ----                ----                ----
Nonaccrual and restructured loans                                       698                 710                 722
As a percentage of total loans                                           .6%                 .7%                 .7%

Foreclosed assets                                                       213                 167                 176
Real estate investments (1)                                              34                   1                   2
                                                                       ----                ----                ----
Total nonaccrual and restructured loans
    and other assets                                                   $945                $878                $900
                                                                       ====                ====                ====
-------------------------------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $108 million, $128 million and $134 million at September 30, 1999, December 31, 1998 and September 30, 1998, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                             Nine months
                                                             ended Sept. 30,       %                 ended Sept. 30,      %
                                                        -------------------                    --------------------
(in millions)                                             1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                     $  385       $  356        8 %         $1,096        $  993      10 %
Trust and investment fees and commissions:
   Asset management and custody fees                       195          167       17              569           495      15
   Mutual fund and annuity sales fees                       99           76       30              288           227      27
   All other                                                23           24       (4)              75            72       4
                                                        ------       ------                    ------        ------
      Total trust and investment fees
        and commissions                                    317          267       19              932           794      17
Credit card fee revenue                                    138          136        1              395           384       3
Other fees and commissions:
   Cash network fees                                        73           60       22              201           167      20
   Charges and fees on loans                                78           73        7              241           215      12
   All other                                               107          108       (1)             321           313       3
                                                        ------       ------                    ------        ------
      Total other fees and commissions                     258          241        7              763           695      10
Mortgage banking:
   Origination and other closing fees                      101          128      (21)             330           366     (10)
   Servicing fees, net of amortization                     176          (47)      --              231            (6)     --
   Net gains on sales of mortgage servicing rights          --           --       --               --            16    (100)
   Net (losses) gains on sales of mortgages                (16)         142       --              228           306     (25)
   All other                                                57           52       10              180           172       5
                                                        ------       ------                    ------        ------
      Total mortgage banking                               318          275       16              969           854      13
Insurance                                                   95           73       30              299           278       8
Net venture capital gains                                  162            4       --              287           116     147
Net (losses) gains on securities available for sale         (2)          76       --               19           161     (88)
Income from equity investments accounted
  for by the:
   Cost method                                              35           32        9               99           116     (15)
   Equity method                                            18           12       50               59            43      37
Net gains on sales of loans                                  6           25      (76)              32            48     (33)
Net gains on dispositions of operations                     --           18     (100)             102            89      15
All other                                                   79          106      (25)             298           299      --
                                                        ------       ------                    ------        ------

     Total                                              $1,809       $1,621       12 %         $5,350        $4,870      10 %
                                                        ======       ======     ====           ======        ======    ====
---------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE

---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                             Nine months
                                                             ended Sept. 30,       %                 ended Sept. 30,      %
                                                        -------------------                    --------------------
(in millions)                                             1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------
Salaries                                                $  776       $  730        6 %         $2,251        $2,132       6 %
Incentive compensation                                     124          164      (24)             393           449     (12)
Employee benefits                                          208          167       25              624           543      15
Equipment                                                  193          192        1              566           572      (1)
Net occupancy                                              205          188        9              576           564       2
Goodwill                                                   106          108       (2)             314           317      (1)
Core deposit intangible:
   Nonqualifying (1)                                        44           52      (15)             135           162     (17)
   Qualifying                                                5            6      (17)              16            21     (24)
Net losses (gains) on dispositions of premises
  and equipment                                              6            7      (14)              (5)           55      --
Operating losses                                            25           35      (29)              91           106     (14)
Outside professional services                               83           74       12              243           213      14
Contract services                                          119           89       34              320           243      32
Telecommunications                                          66           66       --              191           187       2
Outside data processing                                     69           66        5              207           174      19
Advertising and promotion                                   54           62      (13)             160           181     (12)
Postage                                                     54           56       (4)             169           168       1
Travel and entertainment                                    58           53        9              173           153      13
Stationery and supplies                                     44           41        7              122           123      (1)
Insurance                                                   41           29       41              127           111      14
Security                                                    22           22       --               64            63       2
All other                                                  116          140      (17)             387           560     (31)
                                                        ------       ------                    ------        ------

     Total                                              $2,418       $2,347        3 %         $7,124        $7,097      -- %
                                                        ======       ======      ===           ======        ======     ===
---------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)


------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Quarter ended September 30,
                                                            ------------------------------------------------------------------
                                                                                     1999                                 1998
                                                            -----------------------------       ------------------------------
                                                                                 INTEREST                             Interest
                                                            AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                               BALANCE     RATES     EXPENSE       balance       rates    expense
------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                 $  1,327      5.13%     $   17      $  2,120        5.86%    $   31
Securities available for sale (3):
 Securities of U.S. Treasury and federal agencies             5,915      5.47          85         4,494        6.03         68
 Securities of U.S. states and political subdivisions         1,848      8.31          38         1,547        8.57         31
 Mortgage-backed securities:
    Federal agencies                                         20,840      7.11         374        15,286        7.09        265
    Private collateralized mortgage obligations               3,003      6.89          53         3,078        6.70         51
                                                           --------                ------      --------                 ------
      Total mortgage-backed securities                       23,843      7.08         427        18,364        7.03        316
  Other securities                                            3,612      6.93          50         1,533        6.29         21
                                                           --------                ------      --------                 ------
        Total securities available for sale                  35,218      6.85         600        25,938        6.90        436
Loans held for sale (3)                                       4,381      7.24          80         4,757        7.84         93
Mortgages held for sale (3)                                  10,711      7.33         198        13,142        7.01        230
Loans:
 Commercial                                                  36,011      8.88         806        33,762        8.92        758
 Real estate 1-4 family first mortgage                       12,236      8.58         263        12,558        8.47        266
 Other real estate mortgage                                  17,243      8.73         379        16,230        9.53        390
 Real estate construction                                     4,189      9.38          99         3,764        9.43         90
 Consumer:
    Real estate 1-4 family junior lien mortgage              11,817      9.01         267        10,837        9.58        261
    Credit card                                               5,323     13.95         187         5,877       15.07        221
    Other revolving credit and monthly payment               16,848     12.06         509        16,345       12.87        527
                                                           --------                ------      --------                 ------
      Total consumer                                         33,988     11.29         963        33,059       12.18      1,009
 Lease financing                                              7,070      7.76         137         5,766        8.20        118
 Foreign                                                      1,525     20.88          80         1,414       21.03         74
                                                           --------                ------      --------                 ------
          Total loans (4)                                   112,262      9.67       2,727       106,553       10.11      2,705
Other                                                         3,067      4.68          36         2,794        6.71         48
                                                           --------                ------      --------                 ------
        Total earning assets                               $166,966      8.73       3,658      $155,304        9.13      3,543
                                                           ========                ------      ========                 ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                 $  2,723       .92           6      $  2,774        1.03          7
 Market rate and other savings                               56,339      2.23         317        52,331        2.68        354
 Savings certificates                                        25,262      4.66         297        27,750        5.21        364
 Other time deposits                                          3,276      4.86          40         3,955        5.50         55
 Deposits in foreign offices                                  1,552      4.86          19           663        4.77          8
                                                           --------                ------      --------                 ------
      Total interest-bearing deposits                        89,152      3.02         679        87,473        3.58        788
 Short-term borrowings                                       17,649      5.09         226        13,819        5.59        195
 Long-term debt                                              23,112      5.85         339        16,713        6.37        266
 Guaranteed preferred beneficial interests in Company's
   subordinated debentures                                      785      7.56          15           744        8.59         16
                                                           --------                ------      --------                 ------
        Total interest-bearing liabilities                  130,698      3.83       1,259       118,749        4.23      1,265
Portion of noninterest-bearing funding sources               36,268        --          --        36,555          --         --
                                                           --------                ------      --------                 ------
        Total funding sources                              $166,966      3.00       1,259      $155,304        3.25      1,265
                                                           ========                ------      ========                 ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (5)                                       5.73%     $2,399                      5.88%    $2,278
                                                                         ====      ======                      ====     ======
NONINTEREST-EARNING ASSETS
Cash and due from banks                                    $ 11,196                            $ 10,381
Goodwill                                                      7,674                               7,811
Other                                                        17,136                              13,138
                                                           --------                            --------
          Total noninterest-earning assets                 $ 36,006                            $ 31,330
                                                           ========                            ========

NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                   $ 42,435                            $ 40,865
Other liabilities                                             8,337                               6,803
Preferred stockholders' equity                                  460                                 462
Common stockholders' equity                                  21,042                              19,755
Noninterest-bearing funding sources used to
  fund earning assets                                       (36,268)                            (36,555)
                                                           --------                            --------
          Net noninterest-bearing funding sources          $ 36,006                            $ 31,330
                                                           ========                            ========

TOTAL ASSETS                                               $202,972                            $186,634
                                                           ========                            ========

------------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 8.10% and 8.50% for the quarters ended September 30, 1999 and 1998, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.44% and 5.62% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Nine months ended September 30,
                                                               ------------------------------------------------------------------
                                                                                        1999                                 1998
                                                               -----------------------------       ------------------------------
                                                                                    INTEREST                             Interest
                                                               AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                                  BALANCE     RATES     EXPENSE       balance       rates    expense
---------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
  under resale agreements                                     $  1,311      4.95%    $    49      $  1,531        5.73%   $    66
Securities available for sale (3):
 Securities of U.S. Treasury and federal agencies                5,608      5.43         233         5,254        5.97        233
 Securities of U.S. states and political subdivisions            1,797      8.36         108         1,524        8.53         93
 Mortgage-backed securities:
    Federal agencies                                            19,923      6.81       1,014        16,153        7.14        846
    Private collateralized mortgage obligations                  3,156      6.82         162         2,641        6.78        134
                                                              --------               -------      --------                -------
      Total mortgage-backed securities                          23,079      6.81       1,176        18,794        7.09        980
  Other securities                                               3,202      6.81         136         1,460        4.55         60
                                                              --------               -------      --------                -------
        Total securities available for sale                     33,686      6.65       1,653        27,032        6.84      1,366
Loans held for sale (3)                                          5,182      7.23         280         4,705        7.75        273
Mortgages held for sale (3)                                     12,774      6.97         671        11,624        6.98        609
Loans:
 Commercial                                                     35,512      8.66       2,302        32,813        9.04      2,219
 Real estate 1-4 family first mortgage                          12,134      8.44         767        13,227        8.29        823
 Other real estate mortgage                                     16,985      8.82       1,121        16,241        9.53      1,158
 Real estate construction                                        4,044      9.34         283         3,542        9.48        251
 Consumer:
    Real estate 1-4 family junior lien mortgage                 11,336      9.07         770        10,600        9.86        782
    Credit card                                                  5,402     13.77         558         6,136       15.05        693
    Other revolving credit and monthly payment                  15,983     12.38       1,482        16,569       12.81      1,591
                                                              --------               -------      --------                -------
      Total consumer                                            32,721     11.46       2,810        33,305       12.29      3,066
 Lease financing                                                 6,813      7.81         399         5,417        8.30        337
 Foreign                                                         1,505     20.99         237         1,285       20.88        201
                                                              --------               -------      --------                -------
          Total loans (4)                                      109,714      9.64       7,919       105,830       10.16      8,055
 Other                                                           2,636      5.17         101         3,021        5.97        134
                                                              --------               -------      --------                -------
        Total earning assets                                  $165,303      8.65      10,673      $153,743        9.14     10,503
                                                              ========               -------      ========                -------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                    $  2,764       .89          18      $  2,713        1.40         28
 Market rate and other savings                                  55,996      2.28         956        51,842        2.65      1,026
 Savings certificates                                           26,077      4.76         929        27,774        5.25      1,091
 Other time deposits                                             3,528      4.97         131         4,085        5.52        170
 Deposits in foreign offices                                     1,212      4.51          41           690        4.89         25
                                                              --------               -------      --------                -------
      Total interest-bearing deposits                           89,577      3.10       2,075        87,104        3.59      2,340
Short-term borrowings                                           17,567      4.83         635        13,570        5.49        557
Long-term debt                                                  20,903      5.81         912        16,828        6.38        805
Guaranteed preferred beneficial interests in Company's
  subordinated debentures                                          785      7.54          44         1,089        8.15         67
                                                              --------               -------      --------                -------
        Total interest-bearing liabilities                     128,832      3.80       3,666       118,591        4.25      3,769
Portion of noninterest-bearing funding sources                  36,471        --          --        35,152          --         --
                                                              --------               -------      --------                -------
        Total funding sources                                 $165,303      2.97       3,666      $153,743        3.28      3,769
                                                              ========               -------      ========                -------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (5)                                          5.67%    $ 7,007                      5.86%   $ 6,734
                                                                            ====     =======                      ====    =======
NONINTEREST-EARNING ASSETS
Cash and due from banks                                       $ 11,184                            $ 10,529
Goodwill                                                         7,688                               7,918
Other                                                           16,519                              12,997
                                                              --------                            --------
          Total noninterest-earning assets                    $ 35,391                            $ 31,444
                                                              ========                            ========


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                      $ 42,644                            $ 40,120
Other liabilities                                                7,866                               6,552
Preferred stockholders' equity                                     460                                 461
Common stockholders' equity                                     20,892                              19,463
Noninterest-bearing funding sources used to
  fund earning assets                                          (36,471)                            (35,152)
                                                              --------                            --------
          Net noninterest-bearing funding sources             $ 35,391                            $ 31,444
                                                              ========                            ========

TOTAL ASSETS                                                  $200,694                            $185,187
                                                              ========                            ========
---------------------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 7.87% and 8.50% for the nine months ended September 30, 1999 and 1998, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.17% and 5.65% for the same periods, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.